UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number            811-22021

The Gabelli Healthcare & WellnessRx Trust

(Exact name of registrant as specified in charter)

One Corporate Center

                               Rye, New York 10580-1422

(Address of principal executive offices) (Zip code)

Agnes Mullady

Gabelli Funds, LLC

One Corporate Center

                               Rye, New York 10580-1422

(Name and address of agent for service)

Registrant’s telephone number, including area code:  1-800-422-3554

Date of fiscal year end:  December 31

Date of reporting period:  June 30, 2016

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

The Gabelli Healthcare & WellnessRx Trust

Semiannual Report — June 30, 2016

(Y)our Portfolio Management Team

Mario J. Gabelli, CFA   Kevin V. Dreyer   Jeff Jonas, CFA

To Our Shareholders,

For the six months ended June 30, 2016, the net asset value (“NAV”) total return for The Gabelli Healthcare & WellnessRx Trust (the “Fund”) was 5.9% compared with a total return of 0.4% for the Standard & Poor’s (“S&P”) 500 Health Care Index. The total return for the Fund’s publicly traded shares was 6.9%. The Fund’s NAV per share was $12.21, while the price of the publicly traded shares closed at $10.68 on the New York Stock Exchange (“NYSE”). See below for additional performance information.

Enclosed are the financial statements, including the schedule of investments, as of June 30, 2016.

Comparative Results

Average Annual Returns through June 30, 2016 (a) (Unaudited)

	Year to Date	1 Year	3 Year	5 Year	Since Inception (06/28/07)
Gabelli Healthcare & WellnessRx Trust
NAV Total Return (b)	5.87%	0.78%	13.85%	15.83%	11.17%
Investment Total Return (c)	6.91	(0.10)	11.27	15.82	8.96
S&P 500 Health Care Index	0.42	(2.02)	16.54	17.29	10.31
S&P 500 Index	3.84	3.99	11.66	12.10	6.03
S&P 500 Consumer Staples Index	10.46	18.66	14.37	15.05	11.30
50% S&P 500 Health Care Index and 50% S&P 500 Consumer Staples Index	5.44	8.32	15.46	16.17	10.81
(a)

Returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are sold, they may be worth more or less than their original cost. Current performance may be lower or higher than the performance data presented. Visit www.gabelli.com for performance information as of the most recent month end. Performance returns for periods of less than one year are not annualized. Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. The S&P 500 Health Care Index is an unmanaged indicator of health care equipment and services, pharmaceuticals, biotechnology, and life sciences stock performance. The S&P 500 Index is an unmanaged indicator of stock market performance. The S&P 500 Consumer Staples Index is an unmanaged indicator of food and staples retailing, food, beverage and tobacco, and household and personal products stock performance. The Blended Index consists of a 50% blend of each of the S&P 500 Health Care Index and S&P 500 Consumer Staples Index. Dividends are considered reinvested. You cannot invest directly in an index.

(b)

Total returns and average annual returns reflect changes in the NAV per share, reinvestment of distributions at NAV on the ex-dividend date, and adjustments for rights offerings and are net of expenses. Since inception return is based on an initial NAV of $8.00.

(c)

Total returns and average annual returns reflect changes in closing market values on the NYSE, reinvestment of distributions, and adjustments for rights offerings. Since inception return is based on an initial offering price of $8.00.

Summary of Portfolio Holdings (Unaudited)

The following table presents portfolio holdings as a percent of total investments as of June 30, 2016:

The Gabelli Healthcare & WellnessRx Trust

Food	20.5%
Health Care Providers and Services	18.5%
Health Care Equipment and Supplies	14.3%
Pharmaceuticals	12.4%
Food and Staples Retailing	8.5%
Beverages	7.6%
U.S. Government Obligations	6.0%

Household and Personal Products	4.6%
Biotechnology	4.2%
Electronics	1.7%
Specialty Chemicals	1.6%
Hotels and Gaming	0.1%

100.0%

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain this information at www.gabelli.com or by calling the Fund at 800-GABELLI (800-422-3554). The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Proxy Voting

The Fund files Form N-PX with its complete proxy voting record for the twelve months ended June 30, no later than August 31 of each year. A description of the Fund’s proxy voting policies, procedures, and how the Fund voted proxies relating to portfolio securities is available without charge, upon request, by (i) calling 800-GABELLI (800-422-3554); (ii) writing to The Gabelli Funds at One Corporate Center, Rye, NY 10580-1422; or (iii) visiting the SEC’s website at www.sec.gov.

The Gabelli Healthcare & WellnessRx Trust

Schedule of Investments — June 30, 2016 (Unaudited)

Shares		Cost	Market Value
	COMMON STOCKS — 94.0%
	Beverages — 7.6%
35,000	Campbell Soup Co.	$ 1,387,115	$ 2,328,550
60,000	China Mengniu Dairy Co. Ltd.	134,296	104,252
52,000	Danone SA	3,139,848	3,659,217
40,000	Dr Pepper Snapple Group Inc.	1,161,404	3,865,200
26,000	ITO EN Ltd.	400,457	995,788
29,000	Massimo Zanetti Beverage Group SpA	354,756	236,222
10,000	Mead Johnson Nutrition Co.	674,387	907,500
35,000	Morinaga Milk Industry Co. Ltd.	121,875	241,321
330,000	Parmalat SpA	900,527	857,685
30,000	PepsiCo Inc.	2,001,914	3,178,200
30,000	Suntory Beverage & Food Ltd.	1,001,275	1,342,178
60,000	The Coca-Cola Co.	1,730,696	2,719,800
50,000	The WhiteWave Foods Co.†	900,547	2,347,000
424,000	Vitasoy International Holdings Ltd.	253,570	769,508

		14,162,667	23,552,421

	Biotechnology — 4.2%
8,500	Agilent Technologies Inc.	345,376	377,060
1,000	Alexion Pharmaceuticals Inc.†	186,952	116,783
25,000	Amgen Inc.	2,350,738	3,803,750
62,690	BioTelemetry Inc.†	711,021	1,021,847
35,000	Charles River Laboratories International Inc.†	2,600,486	2,885,400
4,000	Illumina Inc.†	212,969	561,520
75,000	Myriad Genetics Inc.†	2,487,806	2,295,000
160,000	NeoGenomics Inc.†	1,046,662	1,286,400
600	Regeneron Pharmaceuticals Inc.†	229,467	209,538
20,000	Tetraphase Pharmaceuticals Inc.†	149,868	86,000
1,600	Waters Corp.†	197,843	225,040

		10,519,188	12,868,338

	Electronics — 1.7%
35,000	Thermo Fisher Scientific Inc.	4,206,605	5,171,600

	Food — 20.5%
15,000	Calavo Growers Inc.	498,575	1,005,000
2,000	Chr. Hansen Holding A/S	89,836	130,678
115,000	ConAgra Foods Inc.	3,764,204	5,498,150
25,000	Dean Foods Co.	349,560	452,250
67,500	Flowers Foods Inc.	657,458	1,265,625
82,000	General Mills Inc.	3,040,184	5,848,240
80,000	Inventure Foods Inc.†	362,437	624,800
5,400	John B Sanfilippo & Son Inc.	201,924	230,202
67,500	Kellogg Co.	3,770,078	5,511,375
35,000	Kerry Group plc, Cl. A	1,331,659	3,110,032
150,000	Kikkoman Corp.	1,768,541	5,447,151
73,000	Lifeway Foods Inc.†	757,998	705,910

Shares		Cost	Market Value
23,000	Maple Leaf Foods Inc.	$ 410,536	$ 491,172
16,000	MEIJI Holdings Co. Ltd.	334,973	1,616,036
120,000	Mondelēz International Inc., Cl. A	3,244,616	5,461,200
53,000	Nestlé SA	2,945,832	4,078,802
10,000	Pinnacle Foods Inc.	428,315	462,900
50,000	Post Holdings Inc.†	1,631,275	4,134,500
50,000	Snyder’s-Lance Inc.	992,296	1,694,500
30,000	The Kraft Heinz Co.	1,884,620	2,654,400
12,000	The Hain Celestial Group Inc.†	128,931	597,000
27,000	The J.M. Smucker Co.	1,624,067	4,115,070
110,000	Tingyi (Cayman Islands) Holding Corp.	176,608	103,647
10,000	TreeHouse Foods Inc.†	822,804	1,026,500
75,000	Unilever plc, ADR	2,456,358	3,593,250
65,000	Yakult Honsha Co. Ltd.	1,908,326	3,323,488

		35,582,011	63,181,878

	Food and Staples Retailing — 8.5%
30,000	CST Brands Inc.	1,012,341	1,292,400
92,000	CVS Health Corp.	4,078,478	8,808,080
30,000	Ingles Markets Inc., Cl. A	454,430	1,119,000
225,000	Rite Aid Corp.†	1,761,759	1,685,250
80,000	The Kroger Co.	852,218	2,943,200
112,000	United Natural Foods Inc.†	4,439,975	5,241,600
10,000	Walgreens Boots Alliance Inc.	626,338	832,700
134,000	Whole Foods Market Inc.	3,360,228	4,290,680

		16,585,767	26,212,910

	Health Care Equipment and Supplies — 14.3%
57,829	Baxter International Inc.	2,182,644	2,615,027
28,001	Becton, Dickinson and Co.	3,979,593	4,748,637
45,000	Boston Scientific Corp.†	297,467	1,051,650
35,000	Cardiovascular Systems Inc.†	452,957	643,125
71,672	CareDx Inc.†	716,720	309,623
18,000	Cutera Inc.†	138,709	201,780
30,311	Exactech Inc.†	588,507	810,516
45,000	Gerresheimer AG	2,173,614	3,445,289
18,000	Globus Medical Inc., Cl. A†	440,449	428,940
25,000	HeartWare International Inc.†	1,438,625	1,443,750
9,400	Henry Schein Inc.†	418,608	1,661,920
16,000	ICU Medical Inc.†	1,118,915	1,804,000
133,458	InfuSystems Holdings Inc.†	396,602	346,991
90,000	Integer Holdings Corp.†	3,103,632	2,783,700
125,000	Lantheus Holdings Inc.†	327,095	458,750
20,000	Medtronic plc.	1,480,413	1,735,400
12,000	NuVasive Inc.†	438,738	716,640
0	Nuvectra Corp.†	3	3
46,574	Orthofix International NV†	1,396,266	1,974,738
13,000	Patterson Companies Inc.	610,571	622,570
5,000	Smith & Nephew plc, ADR	168,590	171,600
60,000	Sparton Corp.†	1,251,263	1,306,200
60,000	St. Jude Medical Inc.	3,645,669	4,680,000
25,000	Stryker Corp.	1,379,039	2,995,750

See accompanying notes to financial statements.

The Gabelli Healthcare & WellnessRx Trust

Schedule of Investments (Continued) — June 30, 2016 (Unaudited)

Shares		Cost	Market Value
	COMMON STOCKS (Continued)
	Health Care Equipment and Supplies (Continued)
76,424	SurModics Inc.†	$ 1,654,928	$ 1,794,436
20,000	The Cooper Companies Inc.	2,073,197	3,431,400
15,900	Zimmer Biomet Holdings Inc.	1,606,094	1,914,042

		33,478,908	44,096,477

	Health Care Providers and Services — 18.5%
627,499	AdCare Health Systems Inc.	2,233,697	1,154,598
50,209	Adeptus Health Inc., Cl. A†	2,586,660	2,593,797
152,500	Alere Inc.†	5,196,856	6,356,200
25,000	AmerisourceBergen Corp.	885,962	1,983,000
30,000	Amsurg Corp.†	2,156,598	2,326,200
15,000	Anthem Inc.	1,739,000	1,970,100
21,698	Chemed Corp.	2,836,222	2,957,654
35,000	Cigna Corp.	1,850,097	4,479,650
55,000	DaVita HealthCare Partners Inc.†	3,146,020	4,252,600
75,000	Diplomat Pharmacy Inc.†	2,188,148	2,625,000
70,000	HCA Holdings Inc.†	2,858,004	5,390,700
35,000	Humana Inc.	5,248,591	6,295,800
150,000	Kindred Healthcare Inc.	1,775,439	1,693,500
26,000	Laboratory Corp. of America Holdings†	2,963,674	3,387,072
15,000	McKesson Corp.	1,044,224	2,799,750
4,700	Rhoen Klinikum AG	139,335	137,333
55,000	Team Health Holdings Inc.†	2,301,417	2,236,850
5,000	Tenet Healthcare Corp.†	141,619	138,200
17,500	UnitedHealth Group Inc.	1,853,832	2,471,000
25,000	VCA Inc.†	1,337,300	1,690,250

		44,482,695	56,939,254

	Hotels and Gaming — 0.1%
9,021	Ryman Hospitality Properties Inc.	239,578	456,914

	Household and Personal Products — 4.6%
16,000	Avon Products Inc.	120,268	60,480
22,000	Church & Dwight Co. Inc.	1,374,290	2,263,580
30,000	Colgate-Palmolive Co.	1,859,734	2,196,000
50,000	Coty Inc., Cl. A	773,429	1,299,500
45,000	Edgewell Personal Care Co.†	3,785,810	3,798,450
30,000	Energizer Holdings Inc.	982,875	1,544,700
25,000	Sally Beauty Holdings Inc.†	673,597	735,250
12,000	The Estee Lauder Companies Inc., Cl. A	804,724	1,092,240
13,000	The Procter & Gamble Co.	1,000,591	1,100,710

		11,375,318	14,090,910

	Pharmaceuticals — 12.4%
30,000	Abbott Laboratories	767,033	1,179,300
11,800	Achaogen Inc.†	113,674	44,722
120,000	Akorn Inc.†	3,435,377	3,418,200
27,201	Allergan plc†	4,319,998	6,285,875
1,100,000	BioScrip Inc.†	2,287,906	2,805,000
42,000	Bristol-Myers Squibb Co.	1,365,258	3,089,100

Shares		Cost	Market Value
12,000	Cempra Inc.†	$ 121,553	$ 197,880
9,000	Endo International plc†	134,252	140,310
10,000	Gilead Sciences Inc.	980,200	834,200
44,000	Johnson & Johnson	3,504,264	5,337,200
55,000	Juniper Pharmaceuticals Inc.†	385,546	385,550
49,018	Mallinckrodt plc†	3,078,749	2,979,314
50,000	Merck & Co. Inc.	1,719,422	2,880,500
30,000	Mylan NV†	1,498,203	1,297,200
1,000	Ophthotech Corp.†	40,375	51,030
68,000	Pfizer Inc.	1,476,614	2,394,280
12,000	Roche Holding AG, ADR	250,094	395,400
4,001	Shire plc, ADR	773,011	736,483
40,000	Teva Pharmaceutical Industries Ltd., ADR	2,440,792	2,009,200
15,000	Valeant Pharmaceuticals International Inc.†	1,415,777	302,100
30,000	Zoetis Inc.	1,313,659	1,423,800

		31,421,757	38,186,644

	Specialty Chemicals — 1.6%
38,000	International Flavors & Fragrances Inc.	3,711,013	4,790,660

	TOTAL COMMON STOCKS	205,765,507	289,548,006

	PREFERRED STOCKS — 0.0%
	Pharmaceuticals — 0.0%
146	BioScrip Inc., Zero Coupon	13,852	7,961

	RIGHTS — 0.0%
	Health Care — 0.0%
40,000	American Medical Alert Corp.†	0	400
40,000	Durata Therapeutics Inc., CVR†	0	0
130,000	Trius Therapeutics, CVR†	0	16,900

	TOTAL RIGHTS	0	17,300

	WARRANTS — 0.0%
	Pharmaceuticals — 0.0%
420	BioScrip Inc., Cl. A, expire 07/27/25†	384	271
420	BioScrip Inc., Cl. B, expire 07/27/25†	364	260

	TOTAL WARRANTS	748	531

Principal Amount
	U.S. GOVERNMENT OBLIGATIONS — 6.0%
$18,345,000	U.S. Treasury Bills, 0.220% to 0.481%††, 07/21/16 to 12/15/16	18,315,439	18,326,396

	TOTAL INVESTMENTS — 100.0%	$224,095,546	307,900,194

See accompanying notes to financial statements.

The Gabelli Healthcare & WellnessRx Trust

Schedule of Investments (Continued) — June 30, 2016 (Unaudited)

Market Value
Other Assets and Liabilities (Net)	$(248,568)

PREFERRED STOCK
(2,613,272 preferred shares outstanding)	(65,331,800)

NET ASSETS — COMMON STOCK
(19,848,104 common shares outstanding)	$242,319,826

NET ASSET VALUE PER COMMON SHARE
($242,319,826 ÷ 19,848,104 shares outstanding)	$12.21

Geographic Diversification	% of Total Investments	Market Value
North America	83.5%	$256,982,797
Europe	11.4	34,999,290
Japan	4.2	12,965,962
Latin America	0.7	2,182,637
Asia/Pacific	0.2	769,508

Total Investments	100.0%	$307,900,194

†	Non-income producing security.
††	Represents annualized yield at date of purchase.
ADR	American Depositary Receipt
CVR	Contingent Value Right

See accompanying notes to financial statements.

The Gabelli Healthcare & WellnessRx Trust

Statement of Assets and Liabilities

June 30, 2016 (Unaudited)

Assets:
Investments, at value (cost $224,095,546)	$307,900,194
Foreign currency, at value (cost $1,356)	1,362
Receivable for investments sold	1,562,583
Receivable for Preferred Shares	60,763
Dividends receivable	398,326
Deferred offering expense	38,259
Prepaid expenses	3,663

Total Assets	309,965,150

Liabilities:
Payable to custodian	93,904
Distributions payable	42,264
Payable for investments purchased	1,750,220
Payable for investment advisory fees	248,800
Payable for payroll expenses	46,725
Payable for accounting fees	11,250
Payable for legal and audit fees	39,891
Other accrued expenses	80,470

Total Liabilities	2,313,524

Preferred Shares:
Series A Cumulative Preferred Shares (5.760%, $25 liquidation value, $0.001 par value, 1,200,000 shares authorized, issued, and outstanding)	30,000,000
Series B Cumulative Preferred Shares (5.875%, $25 liquidation value, $0.001 par value, 1,413,272 shares authorized, issued, and outstanding)	35,331,800

Total Preferred Shares	65,331,800

Net Assets Attributable to Common Shareholders	$242,319,826

Net Assets Attributable to Common Shareholders Consist of:
Paid-in capital	$156,360,477
Accumulated net investment loss	(76,941)
Accumulated net realized gain on investments and foreign currency transactions	2,238,093
Net unrealized appreciation on investments	83,804,648
Net unrealized depreciation on foreign currency translations	(6,451)

Net Assets	$242,319,826

Net Asset Value per Common Share:
($242,319,826 ÷ 19,848,104 shares outstanding at $0.001 par value; unlimited number of shares authorized)	$12.21

Statement of Operations

For the Six Months Ended June 30, 2016 (Unaudited)

Investment Income:
Dividends (net of foreign withholding taxes of $70,017)	$1,720,529
Interest	85,663

Total Investment Income	1,806,192

Expenses:
Investment advisory fees	1,463,311
Shareholder communications expenses	101,428
Payroll expenses	83,641
Shareholder services fees	50,396
Legal and audit fees	40,220
Trustees’ fees	29,588
Accounting fees	22,500
Custodian fees	12,304
Shelf registration expense	5,463
Miscellaneous expenses	33,981

Total Expenses	1,842,832

Less:
Expenses paid indirectly by broker (See Note 3)	(1,597)
Custodian fee credits	(149)

Total Reductions and Credits	(1,746)

Net Expenses	1,841,086

Net Investment Loss	(34,894)

Net Realized and Unrealized Gain on Investments and Foreign Currency:
Net realized gain on investments	10,386,212
Net realized gain on foreign currency transactions	2,419

Net realized gain on investments and foreign currency transactions	10,388,631

Net change in unrealized appreciation/depreciation:
on investments	4,898,777
on foreign currency translations	2,700

Net change in unrealized appreciation/ depreciation on investments and foreign currency translations	4,901,477

Net Realized and Unrealized Gain on Investments and Foreign Currency	15,290,108

Net Increase in Net Assets Resulting from Operations	15,255,214

Total Distributions to Preferred Shareholders	(1,895,301)

Net Increase in Net Assets Attributable to Common Shareholders Resulting from Operations	$13,359,913

See accompanying notes to financial statements.

The Gabelli Healthcare & WellnessRx Trust

Statement of Changes in Net Assets Attributable To Common Shareholders

	Six Months Ended June 30, 2016 (Unaudited)	Year Ended December 31, 2015
Operations:
Net investment loss	$(34,894)	$(548,868)
Net realized gain on investments, securities sold short, and foreign currency transactions	10,388,631	13,541,361
Net change in unrealized appreciation/depreciation on investments and foreign currency translations	4,901,477	1,452,983

Net Increase in Net Assets Resulting from Operations	15,255,214	14,445,476

Distributions to Preferred Shareholders:
Net realized short term gain	—	(755,611)
Net realized long term gain	(1,895,301)*	(3,007,615)

Total Distributions to Preferred Shareholders	(1,895,301)	(3,763,226)

Net Increase in Net Assets Attributable to Common Shareholders Resulting from Operations	13,359,913	10,682,250

Distributions to Common Shareholders:
Net realized short term gain	—	(2,033,000)
Net realized long term gain	(5,160,507)*	(8,092,097)

Total Distributions to Common Shareholders	(5,160,507)	(10,125,097)

Fund Share Transactions:
Net decrease from repurchase of common shares	—	(1,040,516)
Offering costs for common shares charged to paid-in capital	—	(14,724)
Net increase in net assets from offering of preferred shares	23,027	—

Net Increase/(Decrease) in Net Assets from Fund Share Transactions	23,027	(1,055,240)

Net Increase/(Decrease) in Net Assets Attributable to Common Shareholders	8,222,433	(498,087)

Net Assets Attributable to Common Shareholders:
Beginning of year	234,097,393	234,595,480

End of period (including undistributed net investment income of $0 and $0, respectively)	$242,319,826	$234,097,393

*	Based on year to date book income. Amounts are subject to change and recharacterization at year end.

See accompanying notes to financial statements.

The Gabelli Healthcare & WellnessRx Trust

Financial Highlights

Selected data for a common share of beneficial interest outstanding throughout each period:

	Six Months Ended June 30, 2016 (Unaudited)		Year Ended December 31,
			2015		2014	2013	2012		2011
Operating Performance:
Net asset value, beginning of year	$11.79		$11.76		$11.33	$ 9.55	$ 8.51		$ 8.47

Net investment income/(loss)	(0.00	)(a)	(0.03)		0.01	0.04	0.05		0.01
Net realized and unrealized gain on investments, and foreign currency transactions	0.78		0.75		2.04	3.53	2.25		0.95

Total from investment operations	0.78		0.72		2.05	3.57	2.30		0.96

Distributions to Preferred Shareholders: (b)
Net investment income	—		—		—	(0.01)	(0.00	)(a)	—
Net realized short term/long term gain	(0.10	)*	(0.19)		(0.13)	(0.12)	(0.15)		(0.16)

Total distributions to preferred shareholders	(0.10)		(0.19)		(0.13)	(0.13)	(0.15)		(0.16)

Net Increase in Net Assets Attributable to Common Shareholders Resulting from Operations	0.68		0.53		1.92	3.44	2.15		0.80

Distributions to Common Shareholders:
Net investment income	—		—		—	(0.01)	(0.05)		—
Net realized short term/long term gain	(0.26	)*	(0.51)		(0.62)	(0.90)	(1.04)		—
Return of capital	—		—		—	—	(0.02)		—

Total distributions to common shareholders	(0.26)		(0.51)		(0.62)	(0.91)	(1.11)		—

Fund Share Transactions:
Increase in net asset value for repurchase of common share	—		0.01		—	—	—		—
Decrease in net asset value from common shares issued in rights offering	—		—		(0.77)	(0.72)	—		(0.72)
Offering costs for preferred shares charged to paid-in capital	—		—		(0.08)	—	—		—
Recapture of gain on sale of Fund shares by an affiliate	—		—		—	—	—		(0.00)
Offering costs for common shares charged to paid-in capital	—		(0.00	)(a)	(0.02)	(0.03)	(0.00	)(a)	(0.04)
Increase in net asset value from offering of preferred shares	0.00	(a)	—		—	—	—		—

Total Fund share transactions	0.00		0.01		(0.87)	(0.75)	(0.00	)(a)	(0.76)

Net Asset Value Attributable to Common Shareholders, End of Period	$12.21		$11.79		$11.76	$11.33	$ 9.55		$ 8.51

NAV total return †	5.87%		4.55%		16.98%	36.86%	25.37%		8.80%

Market value, end of period	$10.68		$10.25		$10.42	$10.38	$ 8.62		$ 7.14

Investment total return ††	6.91%		3.14%		10.39%	35.99%	36.33%		6.68%

See accompanying notes to financial statements.

The Gabelli Healthcare & WellnessRx Trust

Financial Highlights (Continued)

Selected data for a common share of beneficial interest outstanding throughout each period:

	Six Months Ended June 30, 2016 (Unaudited)		Year Ended December 31,
			2015		2014	2013	2012	2011
Ratios to Average Net Assets and Supplemental Data:
Net assets including liquidation value of preferred shares, end of period (in 000’s)	$307,652		$299,097		$299,595	$199,503	$137,181	$125,576
Net assets attributable to common shares, end of period (in 000’s)	$242,320		$234,097		$234,595	$169,503	$107,181	$ 95,576
Ratio of net investment income/(loss) to average net assets attributable to common shares before preferred share distributions	(0.03	)%(c)	(0.22)%		(0.27)%	0.02%	0.56%	(0.44)%
Ratio of operating expenses to average net assets attributable to common shares	1.61	%(c)(d)	1.60	%(e)	1.63%	1.71%	1.94%	2.22%
Ratio of operating expenses to average net assets including liquidation value of preferred shares	1.26	%(c)(e)	1.26	%(e)	1.36%	1.41%	1.52%	1.66%
Portfolio turnover rate	20.0	%(c)	52.4%		43.5%	52.1%	46.6%	66.2%
Preferred Shares:
5.760% Series A Cumulative Preferred Shares
Liquidation value, end of period (in 000’s)	$ 30,000		$ 30,000		$ 30,000	$ 30,000	$ 30,000	$ 30,000
Total shares outstanding (in 000’s)	1,200		1,200		1,200	1,200	1,200	1,200
Liquidation preference per share	$ 25.00		$ 25.00		$ 25.00	$ 25.00	$ 25.00	$ 25.00
Average market value (f)	$ 26.14		$ 25.96		$ 25.85	$ 26.47	$ 27.46	$ 26.34
Asset coverage per share (g)	$ 117.73		$ 115.04		$ 115.23	$ 166.25	$ 114.32	$ 104.65
5.875% Series B Cumulative Preferred Shares
Liquidation value, end of period (in 000’s)	$ 35,332		$ 35,000		$ 35,000	—	—	—
Total shares outstanding (in 000’s)	1,413		1,400		1,400	—	—	—
Liquidation preference per share	$ 25.00		$ 25.00		$ 25.00	—	—	—
Average market value (f)	$ 27.04		$ 26.09		$ 25.37	—	—	—
Asset coverage per share (g)	$ 117.73		$ 115.04		$ 115.23	—	—	—
Asset Coverage (h)	471%		460%		461%	665%	457%	419%

†

Based on net asset value per share at commencement of operations of $8.00 per share, adjusted for reinvestment of distributions at the net asset value per share on ex-dividend dates including the effect of shares issued pursuant to the rights offerings, assuming full subscription by shareholders. Total return for a period of less than one year is not annualized.

††

Based on market value per share at initial public offering of $8.00 per share, adjusted for reinvestment of distributions at prices determined under the Fund’s dividend reinvestment plan including the effect of shares issued pursuant to the rights offerings, assuming full subscription by shareholders.

*	Based on year to date book income. Amounts are subject to change and recharacterization at year end.
(a)	Amount represents less than $0.005 per share.
(b)	Calculated based upon average common shares outstanding on the record dates throughout the periods.
(c)	Annualized.
(d)	The Fund received credits from a designated broker who agreed to pay certain Fund operating expenses. In the six months ended June 30, 2016, there was no impact on this expense ratio.
(e)

The Fund received credits from a designated broker who agreed to pay certain Fund operating expenses. Had such payments not been made, this expense ratio for the year ended December 31, 2015 would have been 1.27%. For the six months ended June 30, 2016, there was no impact.

(f)	Based on weekly prices.
(g)	Asset coverage per share is calculated by combining all series of preferred shares.
(h)	Asset coverage is calculated by combining all series of preferred shares.

See accompanying notes to financial statements.

The Gabelli Healthcare & WellnessRx Trust

Notes to Financial Statements (Unaudited)

1. Organization. The Gabelli Healthcare & WellnessRx Trust (the “Fund”) currently operates as a diversified closed-end management investment company organized as a Delaware statutory trust on February 20, 2007 and registered under the Investment Company Act of 1940 as amended (the “1940 Act”). Investment operations commenced on June 28, 2007.

The Fund’s investment objective is long term growth of capital. The Fund will invest at least 80% of its assets, under normal market conditions, in equity securities and income producing securities of domestic and foreign companies in the healthcare and wellness industries. As a result, the Fund may be more susceptible to economic, political, and regulatory developments in this particular sector of the market, positive or negative, and may experience increased volatility to the Fund’s NAV and a magnified effect in its total return.

2. Significant Accounting Policies. As an investment company, the Fund follows the investment company accounting and reporting guidance, which is part of U.S. generally accepted accounting principles (“GAAP”) that may require the use of management estimates and assumptions in the preparation of its financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Trustees (the “Board”) so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the “Adviser”).

Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market, but prior to the close of business on the day the securities are being valued. Debt instruments with remaining maturities of sixty days or less that are not credit impaired are valued at amortized cost, unless the Board determines such amount does not reflect the securities’ fair value, in which case these securities will be fair valued as determined by the Board. Debt instruments having a maturity greater than sixty days for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. U.S. government obligations with maturities greater than sixty days are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations. Futures contracts are valued at the closing settlement price of the exchange or board of trade on which the applicable contract is traded.

Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons with the valuation and

The Gabelli Healthcare & WellnessRx Trust

Notes to Financial Statements (Unaudited) (Continued)

changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S. dollar value American Depository Receipts securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

●	Level 1 — quoted prices in active markets for identical securities;

●	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

●	Level 3 — significant unobservable inputs (including the Board’s determinations as to the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in the aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of the Fund’s investments in securities by inputs used to value the Fund’s investments as of June 30, 2016 is as follows:

	Valuation Inputs
	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total Market Value at 6/30/16
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks(a)	$289,548,006	—	—	$289,548,006
Preferred Stocks(a)	—	$ 7,961	—	7,961
Rights(a)	—	—	$17,300	17,300
Warrants(a)	—	531	—	531
U.S. Government Obligations	—	18,326,396	—	18,326,396
TOTAL INVESTMENTS IN SECURITIES – ASSETS	$289,548,006	$18,334,888	$17,300	$307,900,194

(a)	Please refer to the Schedule of Investments for the industry classifications of these portfolio holdings.

The Fund did not have transfers among Level 1, Level 2, and Level 3 during the six months ended June 30, 2016. The Fund’s policy is to recognize transfers among Levels as of the beginning of the reporting period.

Additional Information to Evaluate Qualitative Information.

General. The Fund uses recognized industry pricing services – approved by the Board and unaffiliated with the Adviser – to value most of its securities, and uses broker quotes provided by market makers of securities not valued by these and other recognized pricing sources. Several different pricing feeds are received to value domestic equity securities, international equity securities, preferred equity securities, and fixed income securities. The data within these feeds is ultimately sourced from major stock exchanges and trading systems where these securities trade. The prices supplied by external sources are checked by obtaining quotations or actual transaction prices from market participants. If a price obtained from the pricing source is deemed unreliable, prices will be sought from another pricing service or from a broker/dealer that trades that security or similar securities.

Fair Valuation. Fair valued securities may be common and preferred equities, warrants, options, rights, and fixed income obligations. Where appropriate, Level 3 securities are those for which market quotations are

The Gabelli Healthcare & WellnessRx Trust

Notes to Financial Statements (Unaudited) (Continued)

not available, such as securities not traded for several days, or for which current bids are not available, or which are restricted as to transfer. Among the factors to be considered to fair value a security are recent prices of comparable securities that are publicly traded, reliable prices of securities not publicly traded, the use of valuation models, current analyst reports, valuing the income or cash flow of the issuer, or cost if the preceding factors do not apply. A significant change in the unobservable inputs could result in a lower or higher value in Level 3 securities. The circumstances of Level 3 securities are frequently monitored to determine if fair valuation measures continue to apply.

The Adviser reports quarterly to the Board the results of the application of fair valuation policies and procedures. These may include back testing the prices realized in subsequent trades of these fair valued securities to fair values previously recognized.

Derivative Financial Instruments. The Fund may engage in various portfolio investment strategies by investing in a number of derivative financial instruments for the purposes of increasing the income of the Fund, hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase, or hedging against a specific transaction with respect to either the currency in which the transaction is denominated or another currency. Investing in certain derivative financial instruments, including participation in the options, futures, or swap markets, entails certain execution, liquidity, hedging, tax, and securities, interest, credit, or currency market risks. Losses may arise if the Adviser’s prediction of movements in the direction of the securities, foreign currency, and interest rate markets is inaccurate. Losses may also arise if the counterparty does not perform its duties under a contract, or that, in the event of default, the Fund may be delayed in or prevented from obtaining payments or other contractual remedies owed to it under derivative contracts. The creditworthiness of the counterparties is closely monitored in order to minimize these risks. Participation in derivative transactions involves investment risks, transaction costs, and potential losses to which the Fund would not be subject absent the use of these strategies. The consequences of these risks, transaction costs, and losses may have a negative impact on the Fund’s ability to pay distributions.

Forward Foreign Exchange Contracts. The Fund may engage in forward foreign exchange contracts for the purpose of hedging a specific transaction with respect to either the currency in which the transaction is denominated or another currency as deemed appropriate by the Adviser. Forward foreign exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is included in unrealized appreciation/depreciation on investments and foreign currency translations. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign exchange contracts does not eliminate fluctuations in the underlying prices of the Fund’s portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. During the six months ended June 30, 2016, the Fund held no investments in forward foreign exchange contracts.

Limitations on the Purchase and Sale of Futures Contracts, Certain Options, and Swaps. Subject to the guidelines of the Board, the Fund may engage in “commodity interest” transactions (generally, transactions in futures, certain options, certain currency transactions, and certain types of swaps) only for bona fide hedging or other permissible transactions in accordance with the rules and regulations of the Commodity Futures Trading

The Gabelli Healthcare & WellnessRx Trust

Notes to Financial Statements (Unaudited) (Continued)

Commission (“CFTC”). Pursuant to amendments by the CFTC to Rule 4.5 under the Commodity Exchange Act (“CEA”), the Adviser has filed a notice of exemption from registration as a “commodity pool operator” with respect to the Fund. The Fund and the Adviser are therefore not subject to registration or regulation as a commodity pool operator under the CEA. In addition, certain trading restrictions are now applicable to the Fund as of January 1, 2013. These trading restrictions permit the Fund to engage in commodity interest transactions that include (i) “bona fide hedging” transactions, as that term is defined and interpreted by the CFTC and its staff, without regard to the percentage of the Fund’s assets committed to margin and options premiums and (ii) non-bona fide hedging transactions, provided that the Fund does not enter into such non-bona fide hedging transactions if, immediately thereafter, either (a) the sum of the amount of initial margin deposits on the Fund’s existing futures positions or swaps positions and option or swaption premiums would exceed 5% of the market value of the Fund’s liquidating value, after taking into account unrealized profits and unrealized losses on any such transactions, or (b) the aggregate net notional value of the Fund’s commodity interest transactions would not exceed 100% of the market value of the Fund’s liquidating value, after taking into account unrealized profits and unrealized losses on any such transactions. Therefore, in order to claim the Rule 4.5 exemption, the Fund is limited in its ability to invest in commodity futures, options, and certain types of swaps (including securities futures, broad based stock index futures, and financial futures contracts). As a result, in the future, the Fund will be more limited in its ability to use these instruments than in the past, and these limitations may have a negative impact on the ability of the Adviser to manage the Fund, and on the Fund’s performance.

Securities Sold Short. The Fund may enter into short sale transactions. Short selling involves selling securities that may or may not be owned and, at times, borrowing the same securities for delivery to the purchaser, with an obligation to replace such borrowed securities at a later date. The proceeds received from short sales are recorded as liabilities and the Fund records an unrealized gain or loss to the extent of the difference between the proceeds received and the value of an open short position on the day of determination. The Fund records a realized gain or loss when the short position is closed out. By entering into a short sale, the Fund bears the market risk of an unfavorable change in the price of the security sold short. Dividends on short sales are recorded as an expense by the Fund on the ex-dividend date and interest expense is recorded on the accrual basis. The broker retains collateral for the value of the open positions, which is adjusted periodically as the value of the position fluctuates. At June 30, 2016, there were no short sales outstanding.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at current exchange rates. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses that result from changes in foreign exchange rates and/or changes in market prices of securities have been included in unrealized appreciation/depreciation on investments and foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

The Gabelli Healthcare & WellnessRx Trust

Notes to Financial Statements (Unaudited) (Continued)

Foreign Securities. The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the inability to repatriate funds, less complete financial information about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

Foreign Taxes. The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Restricted Securities. The Fund may invest without limit in restricted securities. Restricted securities include securities whose disposition is subject to substantial legal or contractual restrictions. The sale of restricted securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale. Securities freely saleable among qualified institutional investors under special rules adopted by the SEC may be treated as liquid if they satisfy liquidity standards established by the Board. The continued liquidity of such securities is not as well assured as that of publicly traded securities, and accordingly the Board will monitor their liquidity. The Fund held no restricted securities at June 30, 2016.

Securities Transactions and Investment Income. Securities transactions are accounted for on the trade date with realized gain/(loss) on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded on the accrual basis. Premiums and discounts on debt securities are amortized using the effective yield to maturity method. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities that are recorded as soon after the ex-dividend date as the Fund becomes aware of such dividends.

Custodian Fee Credits and Interest Expense. When cash balances are maintained in the custody account, the Fund receives credits which are used to offset custodian fees. The gross expenses paid under the custody arrangement are included in custodian fees in the Statement of Operations with the corresponding expense offset, if any, shown as “Custodian fee credits.” When cash balances are overdrawn, the Fund is charged an overdraft fee equal to 110% of the 90 day Treasury Bill rate on outstanding balances. This amount, if any, would be included in the Statement of Operations.

Distributions to Shareholders. Distributions to common shareholders are recorded on the ex-dividend date. Distributions to shareholders are based on income and capital gains as determined in accordance with federal income tax regulations, which may differ from income and capital gains as determined under GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities and foreign currency transactions held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Distributions from net investment income for federal income tax purposes include net realized gains on foreign currency transactions. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, adjustments are made to the appropriate capital accounts in the period when the differences arise. These reclassifications have no impact on the NAV of the Fund.

The Gabelli Healthcare & WellnessRx Trust

Notes to Financial Statements (Unaudited) (Continued)

Distributions to shareholders of the Fund’s 5.76% Series A Cumulative Preferred Shares (“Series A Preferred”) and 5.875% Series B Cumulative Preferred Shares (“Series B Preferred”) are recorded on a daily basis and are determined as described in Note 5.

The tax character of distributions paid during the year ended December 31, 2015 was as follows:

	Common	Preferred
Distributions paid from:
Ordinary income (inclusive of short term capital gains)	$2,033,000	$755,611
Net long term capital gains	8,092,097	3,007,615

Total distributions paid	$10,125,097	$3,763,226

Provision for Income Taxes. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). It is the policy of the Fund to comply with the requirements of the Code applicable to regulated investment companies and to distribute substantially all of its net investment company taxable income and net capital gains. Therefore, no provision for federal income taxes is required.

As of December 31, 2015, the components of accumulated earnings/losses on a tax basis were as follows:

Undistributed long term capital gains	$85,984
Net unrealized appreciation on investments and foreign currency translations	77,716,006
Other temporary differences*	(42,047)

Total	$77,759,943

*	Other temporary differences are primarily due to adjustments on preferred share class distribution payables.

The Fund is permitted to carry capital losses forward for an unlimited period. Capital losses that are carried forward will retain their character as either short term or long term capital losses.

The following summarizes the tax cost of investments and the related net unrealized appreciation at June 30, 2016:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Investments	$225,324,450	$90,148,208	$(7,572,464)	$82,575,744

The Fund is required to evaluate tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Income tax and related interest and penalties would be recognized by the Fund as tax expense in the Statement of Operations if the tax positions were deemed not to meet the more-likely-than-not threshold. For the six months ended June 30, 2016, the Fund did not incur any income tax, interest, or penalties. As of June 30, 2016, the Adviser has reviewed all open tax years and concluded that there was no impact to the Fund’s net assets or results of operations. The Fund’s federal and state tax returns for the prior three fiscal years remain open, subject to examination. On an ongoing basis, the Adviser will monitor the Fund’s tax positions to determine if adjustments to this conclusion are necessary.

3. Agreements and Transactions with Affiliates. The Fund has entered into an investment advisory agreement (the “Advisory Agreement”) with the Adviser which provides that the Fund will pay the Adviser a fee, computed weekly and paid monthly, equal on an annual basis to 1.00% of the value of the Fund’s average weekly net assets including the liquidation value of preferred shares. In accordance with the Advisory Agreement, the

The Gabelli Healthcare & WellnessRx Trust

Notes to Financial Statements (Unaudited) (Continued)

Adviser provides a continuous investment program for the Fund’s portfolio and oversees the administration of all aspects of the Fund’s business and affairs.

During the six months ended June 30, 2016, the Fund paid brokerage commissions on security trades of $7,836 to G.research, LLC, an affiliate of the Adviser.

During the six months ended June 30, 2016, the Fund received credits from a designated broker who agreed to pay certain Fund operating expenses. The amount of such expenses paid through this directed brokerage arrangement during this period was $1,597.

The cost of calculating the Fund’s NAV per share is a Fund expense pursuant to the Advisory Agreement. During the six months ended June 30, 2016, the Fund paid or accrued $22,500 to the Adviser in connection with the cost of computing the Fund’s NAV.

As per the approval of the Board, the Fund compensates officers of the Fund, who are employed by the Fund and are not employed by the Adviser (although the officers may receive incentive based variable compensation from affiliates of the Adviser). For the six months ended June 30, 2016, the Fund accrued $83,641 in payroll expenses in the Statement of Operations.

The Fund pays each Trustee who is not considered an affiliated person an annual retainer of $3,000 plus $1,000 for each Board meeting attended. Each Trustee is reimbursed by the Fund for any out of pocket expenses incurred in attending meetings. All Board committee members receive $500 per meeting attended. In addition, the Audit Committee Chairman receives an annual fee of $3,000, the Nominating Committee Chairman receives an annual fee of $2,000, and the Lead Trustee receives an annual fee of $1,000. A Trustee may receive a single meeting fee, allocated among the participating funds, for participation in certain meetings held on behalf of multiple funds. Trustees who are directors or employees of the Adviser or an affiliated company receive no compensation or expense reimbursement from the Fund.

4. Portfolio Securities. Purchases and sales of securities during the six months ended June 30, 2016, other than short term securities and U.S. Government obligations, aggregated $54,996,719 and $54,920,470, respectively.

5. Capital. The Fund is authorized to issue an unlimited number of shares of beneficial interest (par value $0.001). The Board has authorized the repurchase of its shares on the open market when the shares are trading on the NYSE at a discount of 10% or more (or such other percentage as the Board may determine from time to time) from the NAV of the shares. During the year ended December 31, 2015, the Fund repurchased and retired 94,048 shares in the open market at a cost of $1,040,516 and an average discount of approximately 11.53% from its NAV. There were no common shares repurchased during the six months ended June 30, 2016.

The Gabelli Healthcare & WellnessRx Trust

Notes to Financial Statements (Unaudited) (Continued)

Transactions in common stock were as follows:

	Six Months Ended June 30, 2016 (Unaudited)		Year Ended December 31, 2015
	Shares	Amount	Shares	Amount
Increase in net assets from common shares issued in rights offering	—	—	—	—
Net decrease from repurchase of common shares	—	—	(94,048)	$(1,040,516)

Total	—	—	(94,048)	$(1,040,516)

The Fund filed a $200 million shelf registration statement that became effective April 29, 2016, enabling the Fund to offer additional common and preferred shares.

On June 17, 2013, the Fund distributed one transferable right for each of the 11,217,460 common shares outstanding on that date. Three rights were required to purchase one additional common share at the subscription price of $9.00 per share. On July 25, 2013, the Fund issued 3,739,154 common shares receiving proceeds of $33,279,402, after the deduction of offering expenses of $372,984. The NAV per share of the Fund was reduced by approximately $0.75 per share as a result of the issuance of shares below NAV.

On June 3, 2014, the Fund distributed one transferable right for each of the 14,956,614 common shares outstanding on that date. Three rights were required to purchase one additional common share at the subscription price of $9.00 per share authorized by the Board in accordance with the offering document. On July 16, 2014, the Fund issued 4,985,538 common shares receiving net proceeds of $44,533,886, after the deduction of offering expenses of $335,956. The NAV per share of the Fund was reduced by approximately $0.77 per share on the day the additional shares were issued. The additional shares were issued below NAV.

The Fund’s Declaration of Trust, as amended, authorizes the issuance of an unlimited number of shares of $0.001 par value Preferred Shares. The Preferred Shares are senior to the common shares and result in the financial leveraging of the common shares. Such leveraging tends to magnify both the risks and opportunities to common shareholders. Dividends on Preferred Shares are cumulative. The Fund is required by the 1940 Act and by the Statement of Preferences to meet certain asset coverage tests with respect to the Preferred Shares. If the Fund fails to meet these requirements and does not correct such failure, the Fund may be required to redeem, in part or in full, the Preferred Shares at redemption prices of $25 per share plus an amount equal to the accumulated and unpaid dividends whether or not declared on such shares in order to meet these requirements. Additionally, failure to meet the foregoing asset coverage requirements could restrict the Fund’s ability to pay dividends to common shareholders and could lead to sales of portfolio securities at inopportune times. The income received on the Fund’s assets may vary in a manner unrelated to the fixed rates, which could have either a beneficial or detrimental impact on net investment income and gains available to common shareholders.

On August 20, 2010, the Fund received net proceeds of $28,725,173 (after underwriting discounts of $945,000 and offering expenses of $329,827) from the public offering of 1,200,000 shares of Series A Preferred. The Fund, at its option, may redeem the Series A Preferred in whole or in part at the redemption price per share plus an amount equal to the accumulated and unpaid dividends whether or not declared on such shares. The Board has authorized the repurchase of the Series A Preferred in the open market at prices less than the $25 liquidation value per share. During the six months ended June 30, 2016, the Fund did not repurchase any of

The Gabelli Healthcare & WellnessRx Trust

Notes to Financial Statements (Unaudited) (Continued)

the Series A Preferred. At June 30, 2016, 1,200,000 Series A Preferred were outstanding and accrued dividends amounted to $19,200.

On September 24, 2014, the Fund received net proceeds of $33,564,647 (after underwriting discounts of $1,102,500 and offering expenses of $332,853) from the public offering of 1,400,000 shares of Series B Preferred. Commencing September 24, 2019 and at any time thereafter, the Fund, at its option, may redeem the Series B Preferred in whole or in part at the redemption price per share plus an amount equal to the accumulated and unpaid dividends whether or not declared on such shares. The Board has authorized the repurchase of the Series B Preferred in the open market at prices less than the $25 liquidation value per share. During the period ended June 30, 2016, the Fund did not repurchase any of the Series B Preferred. At June 30, 2016, 1,413,272 Series B Preferred were outstanding and accrued dividends amounted to $23,064.

The following table summarizes the data relating to the “at the market” offering of the Fund’s Series B Preferred:

Year	Shares Issued	Net Proceeds	Sales Manager Commissions	Net Proceeds in Excess of Par
2016	13,272	$354,827	$892	$23,027

As of June 30, 2016, after considering the issuance of the of the preferred B shares, the Fund has approximately $119,774,439 available for issuance under the current shelf offering.

The following table summarizes the Preferred Share information:

Series	Issue Date	Issued/ Authorized	Number of Shares Outstanding at 06/30/16	Net Proceeds	2016 Dividend Rate Range	Dividend Rate at 06/30/16	Accrued Dividend at 06/30/16
A 5.760%	August 20, 2010	1,200,000	1,200,000	$28,725,173	Fixed Rate	5.760%	$19,200
B 5.875%	September 24, 2014	1,413,272	1,413,272	33,919,474	Fixed Rate	5.875%	23,064

The holders of Preferred Shares generally are entitled to one vote per share held on each matter submitted to a vote of shareholders of the Fund and will vote together with holders of common stock as a single class. The holders of Preferred Shares voting together as a single class also have the right currently to elect two Trustees and under certain circumstances are entitled to elect a majority of the Board. In addition, the affirmative vote of a majority of the votes entitled to be cast by holders of all outstanding shares of the Preferred Shares, voting as a single class, will be required to approve any plan of reorganization adversely affecting the Preferred Shares, and the approval of two-thirds of each class, voting separately, of the Fund’s outstanding voting stock must approve the conversion of the Fund from a closed-end to an open-end investment company. The approval of a majority (as defined in the 1940 Act) of the outstanding Preferred Shares and a majority (as defined in the 1940 Act) of the Fund’s outstanding voting securities are required to approve certain other actions, including changes in the Fund’s investment objectives or fundamental investment policies.

6. Industry Concentration. Because the Fund primarily invests in common stocks and other securities of foreign and domestic companies in the health care, pharmaceuticals, and food and beverage industries, its portfolio may be subject to greater risk and market fluctuations than a portfolio of securities representing a broad range of investments.

7. Indemnifications. The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or

The Gabelli Healthcare & WellnessRx Trust

Notes to Financial Statements (Unaudited) (Continued)

losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

8. Subsequent Events. Management has evaluated the impact of all subsequent events of the Fund and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

The Gabelli Healthcare & WellnessRx Trust

Notes to Financial Statements (Unaudited) (Continued)

Shareholder Meeting – May 9, 2016 – Final Results

The Fund’s Annual Meeting of Shareholders was held on May 9, 2016 at the Greenwich Library in Greenwich, Connecticut. At that meeting, common and preferred shareholders, voting together as a single class, elected Jeffrey J. Jonas, CFA, and Kuni Nakamura as Trustees of the Fund. A total of 18,100,911 votes, and 18,086,168 votes were cast in favor of these Trustees, and a total of 1,551,378 votes, and 1,566,122 votes were withheld for these Trustees, respectively. In addition, preferred shareholders, voting as a separate class, elected James P. Conn as a Trustee of the Fund. A total of 1,946,534 votes were cast in favor of this Trustee and a total of 51,984 votes were withheld for this Trustee.

Mario J. Gabelli, CFA, Anthony J. Colavita, Vincent D. Enright, Robert C. Kolodny, MD, Anthonie C. van Ekris, and Salvatore J. Zizza continue to serve in their capacities as Trustees of the Fund.

We thank you for your participation and appreciate your continued support.

The Gabelli Healthcare & WellnessRx Trust

Board Consideration and Re-Approval of Investment Advisory Agreement (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), contemplates that the Board of Trustees (the “Board”) of The Gabelli Healthcare & WellnessRx Trust (the “Fund”), including a majority of the Trustees who have no direct or indirect interest in the Investment Advisory Agreement (the “Advisory Agreement”) and are not “interested persons” of the Fund, as defined in the 1940 Act (the “Independent Board Members”), are required to review and approve the terms of the Fund’s proposed Advisory Agreement. In this regard, the Board reviewed and approved, during the most recent six month period covered by this report, the Advisory Agreement with Gabelli Funds, LLC (the “Adviser”) for the Fund.

More specifically, at a meeting held on February 23, 2016, the Board, including the Independent Board Members, considered the factors and reached the conclusions described below relating to the selection of the Adviser and the approval of the Advisory Agreement.

Nature, Extent, and Quality of Services.

The Independent Board Members considered information regarding the portfolio managers, the depth of the analyst pool available to the Adviser and the portfolio managers, the scope of administrative, shareholder, and other services supervised or provided by the Adviser and the absence of significant service problems reported to the Board. The Independent Board Members noted the experience, length of service, and reputation of the portfolio managers.

Investment Performance of the Fund and Adviser.

The Independent Board Members considered one year, three year and five year investment performance for the Fund as compared with relevant sector equity indices and the performance of other sector equity closed-end and open-end funds prepared by Broadridge, including other funds focused on healthcare or life sciences. The Independent Board Members noted that the Fund’s NAV performance was below the median of funds in its Broadridge peer group for the prior one, three, and five year periods. The Independent Board Members also recognized that the performance of many of the funds in the Broadridge peer group is not necessarily a good comparison for the Fund because of the Fund’s unique investment strategy compared with the investment strategies of many funds in the peer group. The Independent Board Members therefore recognized the more limited usefulness of the Broadridge peer group comparison and concluded that the Adviser was delivering satisfactory performance results consistent with the investment strategy being pursued by the Fund. The Independent Board Members also noted that the net asset value of the Fund had (i) underperformed the S&P 500 Health Care Index over the one year, three year, and five year periods, (ii) outperformed the S&P 500 Consumer Staples Index over the three year and five year periods and underperformed the S&P 500 Consumer Staples Index over the one year period, and (iii) outperformed an index comprised of 50% S&P 500 Health Care Index and 50% S&P 500 Consumer Staples Index over the five year period and underperformed an index comprised of 50% S&P 500 Health Care Index and 50% S&P Consumer Staples Index over the one year and three year periods.

Costs of Services and Profits Realized by the Adviser.

(a) Costs of Services to Fund: Fees and Expenses. The Independent Board Members considered the Fund’s advisory fee rate and expense ratio relative to industry averages for the Fund’s Broadridge peer group category and the advisory fees charged by the Adviser and its affiliates to other fund and non-fund clients. The Independent Board Members noted that the mix of services under the Agreement is much more extensive than those under the advisory agreements for non-fund clients. The Independent Board Members noted that the investment advisory fee (as a percentage of assets attributable to common shares), advisory fee (as a percentage of total managed assets), other non-advisory expenses and total expense ratio paid by the Fund are higher than the median and

The Gabelli Healthcare & WellnessRx Trust

Board Consideration and Re-Approval of Investment Advisory Agreement (Unaudited) (Continued)

average for its Broadridge peer group. They were advised that the above average other non-advisory expenses and total expense ratio related to the large number of shareholder accounts and related transfer agency costs. They concluded that the advisory fee is acceptable based upon the qualifications, experience, and reputation of the Adviser.

(b) Profitability and Costs of Services to Adviser. The Independent Board Members considered the Adviser’s overall profitability and costs. The Independent Board Members referred to the Board Materials for the pro forma income statements for the Adviser and the Fund for the period ended December 31, 2015. They noted how the pro forma income statements for the Fund illustrated how the Adviser’s profitability would be affected as the Fund asset levels change. The Independent Board Members also considered whether the amount of profit is a fair entrepreneurial profit for the management of the Fund, and noted that the Adviser has substantially increased its resources devoted to Fund matters in response to recently enacted regulatory requirements and new or enhanced Fund policies and procedures. The Independent Board Members concluded that the profitability to the Adviser of managing the Fund was reasonable.

Extent of Economies of Scale as Fund Grows.

The Independent Board Members considered whether there have been economies of scale with respect to the management of the Fund and whether the Fund has appropriately benefited from any economies of scale. The Independent Board Members noted that, although the ability of the Fund to realize economies of scale through growth is more limited than for an open-end fund, economies of scale may develop for certain funds as their assets increase and their fund-level expenses decline as a percentage of assets, but that fund-level economies of scale may not necessarily result in Adviser-level economies of scale. The Independent Board Members concluded that there was an appropriate sharing of economies of scale.

Whether Fee Levels Reflect Economies of Scale.

The Independent Board Members noted that the advisory fee rate for the period does not take into account any potential sharing of economies of scale through breakpoints.

Other Relevant Considerations.

(a) Adviser Personnel and Methods. The Independent Board Members considered the size, education, and experience of the Adviser’s staff, the Adviser’s fundamental research capabilities and the Adviser’s approach to recruiting, training, and retaining portfolio managers and other research and management personnel, and concluded that in each of these areas the Adviser was structured in such a way to support the high level of services being provided to the Fund.

(b) Other Benefits to the Adviser. The Independent Board Members also considered the character and amount of other incidental benefits received by the Adviser and its affiliates from its association with the Fund. The Independent Board Members considered the brokerage commissions paid to an affiliate of the Adviser. The Independent Board Members concluded that potential “fall-out” benefits that the Adviser and its affiliates may receive, such as brokerage commissions paid to an affiliated broker, greater name recognition, or increased ability to obtain research services, appear to be reasonable, and may in some cases benefit the Fund.

The Gabelli Healthcare & WellnessRx Trust

Board Consideration and Re-Approval of Investment Advisory Agreement (Unaudited) (Continued)

Conclusions

In considering the Advisory Agreement, the Independent Board Members did not identify any factor as all important or all controlling, and instead considered these factors collectively in light of the Fund’s surrounding circumstances. The Independent Board Members concluded that the Fund enjoyed highly experienced portfolio management services and good ancillary services. They were aware that the NAV performance record had been below the median during the one, three, and five year reporting periods ended December 31, 2015 in comparison with peers but recognized that many of the peers were not good comparisons for the Fund because of its unique investment strategy. In addition, the Fund had performed satisfactorily in relation to a consumer staples index and a blended healthcare and consumer staples index, but had underperformed a healthcare index over the one, three, and five year periods. As a part of its decision making process the Independent Board Members considered, generally, that shareholders invested in the Fund knowing that the Adviser managed the Fund and knowing its investment advisory fee schedule. As such, the Independent Board Members considered, in particular, whether the Adviser managed the Fund in accordance with its investment objectives and policies as disclosed to shareholders. In addition, the Independent Board Members believe that a long term relationship with a capable, conscientious adviser is in the best interests of the Fund. The Independent Board Members concluded that the Fund was managed by the Adviser consistent with its investment objectives and policies. On the basis of the foregoing and without assigning particular weight to any single conclusion, the Independent Board Members determined to recommend continuation of the Advisory Agreement to the full Board.

Based on a consideration of all these factors in their totality, the Board Members, including all of the Independent Board Members, determined that the Fund’s advisory fee was fair and reasonable with respect to the quality of services provided and in light of the other factors described above that the Board deemed relevant. Accordingly, the Board Members determined to approve the continuation of the Fund’s Advisory Agreement. The Board Members based their decision on evaluations of all these factors as a whole and did not consider any one factor as all important or controlling.

AUTOMATIC DIVIDEND REINVESTMENT

AND VOLUNTARY CASH PURCHASE PLANS

Enrollment in the Plan

It is the policy of The Gabelli Healthcare & WellnessRx Trust to automatically reinvest dividends payable to common shareholders. As a “registered” shareholder, you automatically become a participant in the Fund’s Automatic Dividend Reinvestment Plan (the “Plan”). The Plan authorizes the Fund to credit shares of common stock to participants upon an income dividend or a capital gains distribution regardless of whether the shares are trading at a discount or a premium to net asset value. All distributions to shareholders whose shares are registered in their own names will be automatically reinvested pursuant to the Plan in additional shares of the Fund. Plan participants may send their stock certificates to Computershare Trust Company, N.A. (“Computershare”) to be held in their dividend reinvestment account. Registered shareholders wishing to receive their distribution in cash must submit this request in writing to:

The Gabelli Healthcare & WellnessRx Trust

c/o Computershare

P.O. Box 30170

College Station, TX 77842-3170

Shareholders requesting this cash election must include the shareholder’s name and address as they appear on the share certificate. Shareholders with additional questions regarding the Plan or requesting a copy of the terms of the Plan may contact Computershare at (800) 336-6983.

If your shares are held in the name of a broker, bank, or nominee, you should contact such institution. If such institution is not participating in the Plan, your account will be credited with a cash dividend. In order to participate in the Plan through such institution, it may be necessary for you to have your shares taken out of “street name” and re-registered in your own name. Once registered in your own name, your dividends will be automatically reinvested. Certain brokers participate in the Plan. Shareholders holding shares in “street name” at participating institutions will have dividends automatically reinvested. Shareholders wishing a cash dividend at such institution must contact their broker to make this change.

The number of shares of common stock distributed to participants in the Plan in lieu of cash dividends is determined in the following manner. Under the Plan, whenever the market price of the Fund’s common stock is equal to or exceeds net asset value at the time shares are valued for purposes of determining the number of shares equivalent to the cash dividends or capital gains distribution, participants are issued shares of common stock valued at the greater of (i) the net asset value as most recently determined or (ii) 95% of the then current market price of the Fund’s common stock. The valuation date is the dividend or distribution payment date or, if that date is not a New York Stock Exchange (“NYSE”) trading day, the next trading day. If the net asset value of the common stock at the time of valuation exceeds the market price of the common stock, participants will receive shares from the Fund valued at market price. If the Fund should declare a dividend or capital gains distribution payable only in cash, Computershare will buy common stock in the open market, or on the NYSE or elsewhere, for the participants’ accounts, except that Computershare will endeavor to terminate purchases in the open market and cause the Fund to issue shares at net asset value if, following the commencement of such purchases, the market value of the common stock exceeds the then current net asset value.

The automatic reinvestment of dividends and capital gains distributions will not relieve participants of any income tax which may be payable on such distributions. A participant in the Plan will be treated for federal income tax purposes as having received, on a dividend payment date, a dividend or distribution in an amount equal to the cash the participant could have received instead of shares.

Voluntary Cash Purchase Plan

The Voluntary Cash Purchase Plan is yet another vehicle for our shareholders to increase their investment in the Fund. In order to participate in the Voluntary Cash Purchase Plan, shareholders must have their shares registered in their own name.

Participants in the Voluntary Cash Purchase Plan have the option of making additional cash payments to Computershare for investments in the Fund’s shares at the then current market price. Shareholders may send an amount from $250 to $10,000. Computershare will use these funds to purchase shares in the open market on or about the 1st and 15th of each month. Computershare will charge each shareholder who participates $0.75, plus a pro rata share of the brokerage commissions. Brokerage charges for such purchases are expected to be less than the usual brokerage charge for such transactions. It is suggested that any voluntary cash payments be sent to Computershare, P.O. Box 30170, College Station, TX 77842—3170 such that Computershare receives such payments approximately 10 days before the 1st and 15th of the month. Funds not received at least five days before the investment date shall be held for investment until the next purchase date. A payment may be withdrawn without charge if notice is received by Computershare at least 48 hours before such payment is to be invested.

Shareholders wishing to liquidate shares held at Computershare must do so in writing or by telephone. Please submit your request to the above mentioned address or telephone number. Include in your request your name, address, and account number. The cost to liquidate shares is $2.50 per transaction as well as the brokerage commission incurred. Brokerage charges are expected to be less than the usual brokerage charge for such transactions.

For more information regarding the Dividend Reinvestment Plan and Voluntary Cash Purchase Plan, brochures are available by calling (914) 921-5070 or by writing directly to the Fund.

The Fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to the members of the Plan at least 90 days before the record date for such dividend or distribution. The Plan also may be amended or terminated by Computershare on at least 90 days written notice to participants in the Plan.

THE GABELLI HEALTHCARE & WELLNESSRx TRUST

AND YOUR PERSONAL PRIVACY

Who are we?

The Gabelli Healthcare & WellnessRx Trust is a closed-end management investment company registered with the Securities and Exchange Commission under the Investment Company Act of 1940. We are managed by Gabelli Funds, LLC, which is affiliated with GAMCO Investors, Inc. GAMCO Investors, Inc. is a publicly held company that has subsidiaries that provide investment advisory services for a variety of clients.

What kind of non-public information do we collect about you if you become a Fund shareholder?

When you purchase shares of the Fund on the New York Stock Exchange, you have the option of registering directly with our transfer agent in order, for example, to participate in our dividend reinvestment plan.

•	Information you give us on your application form. This could include your name, address, telephone number, social security number, bank account number, and other information.

•

Information about your transactions with us. This would include information about the shares that you buy or sell; it may also include information about whether you sell or exercise rights that we have issued from time to time. If we hire someone else to provide services — like a transfer agent — we will also have information about the transactions that you conduct through them.

What information do we disclose and to whom do we disclose it?

We do not disclose any non-public personal information about our customers or former customers to anyone other than our affiliates, our service providers who need to know such information, and as otherwise permitted by law. If you want to find out what the law permits, you can read the privacy rules adopted by the Securities and Exchange Commission. They are in volume 17 of the Code of Federal Regulations, Part 248. The Commission often posts information about its regulations on its website, www.sec.gov.

What do we do to protect your personal information?

We restrict access to non-public personal information about you to the people who need to know that information in order to provide services to you or the Fund and to ensure that we are complying with the laws governing the securities business. We maintain physical, electronic, and procedural safeguards to keep your personal information confidential.

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THE GABELLI HEALTHCARE & WELLNESSRx TRUST

One Corporate Center

Rye, NY 10580-1422

Portfolio Management Team Biographies

Mario J. Gabelli, CFA, is Chairman, Chief Executive Officer, and Chief Investment Officer - Value Portfolios of GAMCO Investors, Inc. that he founded in 1977, and Chief Investment Officer - Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management Inc. He is also Chief Executive Officer and Chairman of the Board of Directors of Associated Capital Group, Inc. Mr. Gabelli is a summa cum laude graduate of Fordham University and holds an MBA degree from Columbia Business School and Honorary Doctorates from Fordham University and Roger Williams University.

Kevin V. Dreyer joined Gabelli in 2005 as a research analyst covering companies within the consumer sector. Currently he is a Managing Director and Co-Chief Investment Officer for GAMCO Investors, Inc.’s Value team. In addition, he serves as a portfolio manager of Gabelli Funds, LLC and manages several funds within the Gabelli/GAMCO Fund Complex. Mr. Dreyer received a BSE from the University of Pennsylvania and an MBA from Columbia Business School.

Jeffrey J. Jonas, CFA, joined Gabelli in 2003 as a research analyst. He focuses on companies in the cardiovascular, healthcare services, and pharmacy benefits management sectors, among others. He also serves as a portfolio manager of Gabelli Funds, LLC and manages several funds within the Gabelli/GAMCO Fund Complex. Mr. Jonas was a Presidential Scholar at Boston College, where he received a BS in Finance and Management Information Systems.

Certifications

The Fund’s Chief Executive Officer has certified to the New York Stock Exchange (“NYSE”) that, as of June 8, 2016, she was not aware of any violation by the Fund of applicable NYSE corporate governance listing standards. The Fund reports to the SEC on Form N-CSR which contains certifications by the Fund’s principal executive officer and principal financial officer that relate to the Fund’s disclosure in such reports and that are required by Rule 30a-2(a) under the 1940 Act.

We have separated the portfolio managers’ commentary from the financial statements and investment portfolio due to corporate governance regulations stipulated by the Sarbanes-Oxley Act of 2002. We have done this to ensure that the content of the portfolio managers’ commentary is unrestricted. Both the commentary and the financial statements, including the portfolio of investments, will be available on our website at www.gabelli.com.

The Net Asset Value per share appears in the Publicly Traded Funds column, under the heading “Specialized Equity Funds,” in Monday’s The Wall Street Journal. It is also listed in Barron’s Mutual Funds/Closed End Funds section under the heading “Specialized Equity Funds.”

The Net Asset Value per share may be obtained each day by calling (914) 921-5070 or visiting www.gabelli.com.

The NASDAQ symbol for the Net Asset Value is “XXGRX.”

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund may from time to time purchase its common shares in the open market when the Fund’s shares are trading at a discount of 10% or more from the net asset value of the shares. The Fund may also, from time to time, purchase its preferred shares in the open market when the preferred shares are trading at a discount to the liquidation value.

THE GABELLI HEALTHCARE & WELLNESSRX TRUST
One Corporate Center
Rye, NY 10580-1422

t 800-GABELLI (800-422-3554)
f 914-921-5118
e info@gabelli.com
GABELLI.COM

TRUSTEES	OFFICERS

Mario J. Gabelli, CFA	Agnes Mullady
Chairman &	President
Chief Executive Officer,
GAMCO Investors, Inc.	Joseph H. Egan
Chairman and	Treasurer
Chief Executive Officer,
Associated Capital Group, Inc.	Andrea R. Mango
Secretary & Vice President
Anthony J. Colavita
President,	Richard J. Walz
Anthony J. Colavita, P.C.	Chief Compliance Officer

James P. Conn	Carter W. Austin
Former Managing Director &	Vice President
Chief Investment Officer,
Financial Security Assurance	Wayne C. Pinsent, CFA
Holdings Ltd.	Vice President & Ombudsman

Vincent D. Enright	David I. Schachter
Former Senior Vice President &	Vice President
Chief Financial Officer,
KeySpan Corp.	Adam E. Tokar
Vice President
Jeffrey J. Jonas, CFA
Portfolio Manager,	INVESTMENT ADVISER
Gabelli Funds, LLC
Gabelli Funds, LLC
Robert C. Kolodny, MD	One Corporate Center
Physician,	Rye, New York 10580-1422
Principal of KBS
Management LLC	CUSTODIAN

Kuni Nakamura	The Bank of New York Mellon
President,
Advanced Polymer, Inc.	COUNSEL

Anthonie C. van Ekris	Willkie Farr & Gallagher LLP
Chairman,
BALMAC International, Inc.	TRANSFER AGENT AND
REGISTRAR
Salvatore J. Zizza
Chairman,	Computershare Trust Company, N.A.
Zizza & Associates Corp.

GRX Q2/2016

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

There has been no change, as of the date of this filing, in any of the portfolio managers identified in response to paragraph (a)(1) of this Item in the registrant’s most recently filed annual report on Form N-CSR.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

REGISTRANT PURCHASES OF EQUITY SECURITIES

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
Month #1 01/01/16 through 01/31/16	Common - N/A Preferred Series A - N/A Preferred Series B - N/A	Common - N/A Preferred Series A - N/A Preferred Series B - N/A	Common - N/A Preferred Series A - N/A Preferred Series B - N/A	Common - 19,848,104 Preferred Series A – 1,200,000 Preferred Series B – 1,400,000
Month #2 02/01/16 through 02/29/16	Common - N/A Preferred Series A - N/A Preferred Series B - N/A	Common - N/A Preferred Series A - N/A Preferred Series B - N/A	Common - N/A Preferred Series A - N/A Preferred Series B - N/A	Common - 19,848,104 Preferred Series A – 1,200,000 Preferred Series B – 1,400,000
Month #3 03/01/16 through 03/31/16	Common - N/A Preferred Series A - N/A Preferred Series B - N/A	Common - N/A Preferred Series A - N/A Preferred Series B - N/A	Common - N/A Preferred Series A - N/A Preferred Series B - N/A	Common - 19,848,104 Preferred Series A – 1,200,000 Preferred Series B – 1,400,000
Month #4 04/01/16 through 04/30/16	Common - N/A Preferred Series A - N/A Preferred Series B - N/A	Common - N/A Preferred Series A - N/A Preferred Series B - N/A	Common - N/A Preferred Series A - N/A Preferred Series B - N/A	Common - 19,848,104 Preferred Series A – 1,200,000 Preferred Series B – 1,400,000
Month #5 05/01/16 through 05/31/16	Common - N/A Preferred Series A - N/A Preferred Series B - N/A	Common - N/A Preferred Series A - N/A Preferred Series B - N/A	Common - N/A Preferred Series A - N/A Preferred Series B - N/A	Common - 19,848,104 Preferred Series A – 1,200,000 Preferred Series B – 1,400,000
Month #6 06/01/16 through 06/30/16	Common - N/A Preferred Series A - N/A Preferred Series B - N/A	Common - N/A Preferred Series A - N/A Preferred Series B - N/A	Common - N/A Preferred Series A - N/A Preferred Series B - N/A	Common - 19,848,104 Preferred Series A – 1,200,000 Preferred Series B – 1,413,272
Total	Common - N/A	Common - N/A	Common - N/A	N/A

Preferred Series A - N/A Preferred Series B - N/A	Preferred Series A - N/A Preferred Series B - N/A	Preferred Series A - N/A Preferred Series B - N/A

Footnote columns (c) and (d) of the table, by disclosing the following information in the aggregate for all plans or programs publicly announced:

a.	The date each plan or program was announced – The notice of the potential repurchase of common and preferred shares occurs quarterly in the Fund’s quarterly report in accordance with Section 23(c) of the Investment Company Act of 1940, as amended.
b.	The dollar amount (or share or unit amount) approved – Any or all common shares outstanding may be repurchased when the Fund’s common shares are trading at a discount of 10% or more from the net asset value of the shares.

Any or all preferred shares outstanding may be repurchased when the Fund’s preferred shares are trading at a discount to the liquidation value of $25.00.

c.	The expiration date (if any) of each plan or program – The Fund’s repurchase plans are ongoing.
d.	Each plan or program that has expired during the period covered by the table – The Fund’s repurchase plans are ongoing.
e.	Each plan or program the registrant has determined to terminate prior to expiration, or under which the registrant does not intend to make further purchases. – The Fund’s repurchase plans are ongoing.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s Board of Trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Gabelli Healthcare & WellnessRx Trust

By (Signature and Title)*	/s/ Agnes Mullady
Agnes Mullady, Principal Executive Officer

Date	9/01/2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Agnes Mullady
Agnes Mullady, Principal Executive Officer

Date	9/01/2016

By (Signature and Title)*	/s/ Joseph Egan
Joseph Egan, Principal Financial Officer

Date	9/01/2016

* Print the name and title of each signing officer under his or her signature.